WILLIAM PENN INTEREST INCOME FUND
                         MONEY MARKET INCOME PORTFOLIO
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610

Dear Shareholders:

     The Board of Trustees and management of William Penn Interest Income Fund:
Money Market Income Portfolio (the "William Penn Portfolio") are pleased to submit for your vote a proposal for the tax-free transfer of all the assets of the William Penn Portfolio to Automated Cash Management Trust (the "Federated Fund"), a portfolio of Money Market Obligations Trust, a mutual fund advised by Federated Management. The Federated Fund has an investment objective similar to that of the William Penn Portfolio in that it seeks to provide stability of principal and current income consistent with stability of principal by investing primarily in short-term money market securities. As part of the transaction, holders of shares in the William Penn Portfolio would receive shares of the Federated Fund equal in value to their shares in the William Penn Portfolio and the William Penn Portfolio would be liquidated. Shareholders would not have to pay a sales charge upon receiving such shares, nor would they be subject to any contingent deferred sales charges in connection with the exercise of exchange rights or redemptions of such shares. Further, William Penn fund group shareholders who were invested as of November 30, 1988 will not be charged a sales charge for future purchases of the Federated Fund and shareholders of the William Penn Portfolio will not be charged a sales charge for future purchases made in any other Federated Fund, provided the account has remained open since that date.

     You may be contacted by Shareholder Communications Corporation, a telephone solicitation firm, requesting that you cast your vote by telephone. Also, you may cast your vote by telephone by calling Shareholder Communications Corporation toll free at (800) 733-8481, extension 459 (telephone voting only). If you have any questions regarding the proxy/prospectus you may call the William Penn Portfolio at (800) 523-8440, or the Federated Fund at (800) 245-4770.

     The Board of Trustees of the William Penn Portfolio, as well as Penn Square Management Corporation, the William Penn Portfolio's manager and distributor, believe the proposed agreement and plan of reorganization is in the best interests of William Penn Portfolio shareholders for the following reasons:

     - The Federated Fund has an investment objective similar to that of the William Penn Portfolio and offers an investment portfolio which invests in short-term money market securities to achieve current income.

     - The Federated Fund offers competitive performance and comparable expense ratios.

     - As an investor in the Federated Fund, shareholders would have access to a dramatically expanded array of investment alternatives in the Federated retail family of funds.

     - Federated Investors also has an excellent reputation for customer servicing, having received a #1 rating for five surveys in a row by DALBAR, Inc. The shareholder services for the Federated funds include advanced technological systems that result in quick shareholder access to a broad spectrum of information and efficient routing of telephone calls to the appropriate person.

     The Federated Fund is managed by Federated Management, a subsidiary of Federated Investors. Federated Investors was founded in 1955 and is located in Pittsburgh, Pennsylvania. Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the family management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

     We believe the transfer of the William Penn Portfolio's assets in this transaction presents an exciting investment opportunity for our shareholders. Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of the votes cast at the Special Meeting of Shareholders. We hope you share our enthusiasm and will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/ proxy statement carefully before you vote.

     THE BOARD OF TRUSTEES BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE WILLIAM PENN PORTFOLIO AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

     Thank you for your prompt attention and participation.

                                            Sincerely,

                                            /s/ James E. Jordan
                                            James E. Jordan
                                            President

                       WILLIAM PENN INTEREST INCOME FUND
                         MONEY MARKET INCOME PORTFOLIO
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610
                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

             TO SHAREHOLDERS OF WILLIAM PENN INTEREST INCOME FUND,
                         MONEY MARKET INCOME PORTFOLIO:

     The Special Meeting of Shareholders of Money Market Income Portfolio, a portfolio of William Penn Interest Income Fund (the "William Penn Portfolio") will be held at 9:00 a.m. on May 29,1997 at: Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, for the following purposes:

     1. To approve or disapprove a proposed Agreement and Plan of Reorganization between the William Penn Portfolio and Automated Cash Management Trust (the "Federated Fund"), whereby the Federated Fund would acquire all of the assets and assume certain liabilities of the William Penn Portfolio in exchange for the Federated Fund's Cash II Shares to be distributed pro rata by the William Penn Portfolio to the holders of its Cash II Shares in complete liquidation of the William Penn Portfolio; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Trustees,

                                            /s/ Sandra J. Houck
                                            Sandra J. Houck
                                            Secretary

Dated: April 25, 1997

     Shareholders of record at the close of business on April 14, 1997, are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card. Your vote is important.


     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           PROSPECTUS/PROXY STATEMENT
                                 APRIL 17, 1997
                          ACQUISITION OF THE ASSETS OF
                         MONEY MARKET INCOME PORTFOLIO,
                A PORTFOLIO OF WILLIAM PENN INTEREST INCOME FUND
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610
                        TELEPHONE NUMBER: 1-800-523-8440
                    BY AND IN EXCHANGE FOR CASH II SHARES OF
                        AUTOMATED CASH MANAGEMENT TRUST,
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                        TELEPHONE NUMBER: 1-800-245-4770

     This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") whereby Automated Cash Management Trust (the "Federated Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), a Massachusetts business trust, would acquire all of the assets and assume certain liabilities of Money Market Income Portfolio (the "William Penn Portfolio"), a portfolio of William Penn Interest Income Fund (the "Pennsylvania Trust"), a Pennsylvania common law trust, in exchange for the Federated Fund's Cash II Shares to be distributed pro rata by the William Penn Portfolio to the holders of its shares, in complete liquidation of the William Penn Portfolio. As a result of the Plan, each shareholder of the William Penn Portfolio will become the owner of the Federated Fund's Cash II Shares having a total net asset value equal to the total net asset value of his or her holdings in the William Penn Portfolio's shares.
     THE BOARD OF TRUSTEES OF THE WILLIAM PENN PORTFOLIO UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

     The shares of each of the Federated Fund and the William Penn Portfolio represent interests in separate open-end, management investment companies. The Federated Fund's investment objective is stability of principal and current income consistent with stability of principal which it pursues by investing in short-term money market securities. The William Penn Portfolio's investment objective is to maximize current income, consistent with the preservation of capital and maintenance of liquidity, from investing in specific short-term money market instruments. For a comparison of the investment policies of the Federated Fund and the William Penn Portfolio, see "Summary--Investment Objectives, Policies and Limitations."


This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated September 30, 1996, which is incorporated herein by reference. Statements of Additional Information for the Federated Fund dated September 30, 1996 (relating to the Federated Fund's Prospectus of the same date) and April 17, 1997 (relating to this Prospectus/Proxy Statement), the Annual Report to Shareholders dated July 31, 1996, and Semi-Annual Report to Shareholders dated January 31, 1997, all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information, the Annual Report, and the Semi-Annual Report may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. BOTH THE FEDERATED FUND AND THE WILLIAM PENN PORTFOLIO ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

Summary of Expenses..............................................................            3
Summary..........................................................................            5
  About the Proposed Reorganization..............................................            5
  Investment Objectives, Policies and Limitations................................            5
  Advisory and Other Fees........................................................            7
  Distribution Arrangements......................................................            8
  Purchase, Exchange and Redemption Procedures...................................            8
  Dividends......................................................................            9
  Tax Consequences...............................................................           10
Risk Factors.....................................................................           10
Information About the Reorganization.............................................           10
  Background and Reasons for the Proposed Reorganization.........................           10

  Agreement Between The William Penn Company and Federated.......................           12

  Description of the Plan of Reorganization......................................           12
  Description of Federated Fund Shares...........................................           13
  Federal Income Tax Consequences................................................           13
  Comparative Information on Shareholder Rights and Obligations..................           13
  Capitalization.................................................................           15
Information About the Federated Fund and the William Penn Portfolio..............           15
  Automated Cash Management Trust................................................           15
  William Penn Interest Income Fund, Money Market Income Portfolio...............           16
Voting Information...............................................................           16
  Outstanding Shares and Voting Requirements.....................................           17
  Dissenter's Right of Appraisal.................................................           18
Other Matters and Discretion of Persons Named in the Proxy.......................           18
Agreement and Plan of Reorganization.............................................    Exhibit A



                              SUMMARY OF EXPENSES

                                             FEDERATED FUND         WILLIAM         PRO FORMA
                                             CASH II SHARES     PENN PORTFOLIO       COMBINED
                                             --------------     ---------------     ----------
                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).....         None               None              None
Maximum Sales Charge Imposed on Reinvested
  Dividends
  (as a percentage of offering price).....         None               None              None
Contingent Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption proceeds,
  as applicable)..........................         None               None              None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)(1).............         None               None              None
Exchange Fee..............................         None               None              None

ANNUAL OPERATING EXPENSES
  (As a percentage of average net assets)
Management Fee (after waiver).............        0.19%(2)           0.34%(3)          0.19%(2)
12b-1 Fee (after waiver)(4)...............        0.17%              0.00%             0.17%
Total Other Expenses (after waivers)(5)...        0.39%              0.31%             0.39%
     Total Operating Expenses
       (after waivers)(6).................        0.75%              0.65%             0.75%


(1) Wire-transferred redemptions of Cash II Shares of the Federated Fund of less than $5,000 may be subject to additional fees. A $10.00 fee will be charged for redemptions of William Penn Portfolio shares by wire transfer.

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(3) The management fee is net of expense waivers. Without such waivers, the management fee would have been 0.50%.

(4) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The 12b-1 services provider can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25% for the Federated Fund and 0.50% for the William Penn Portfolio.

(5) Total Other Expenses include a shareholder services fee of 0.25% for the Federated Fund and the Pro Forma Combined Fund and a shareholder services fee of 0.00% for the William Penn Portfolio. The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25% for the Federated Fund and the Pro Forma Combined Fund and 0.50% for the William Penn Portfolio.

(6) The Total Operating Expenses for Cash II Shares of the Federated Fund are based on expenses expected during its fiscal year ending July 31, 1997. Prior to September 19, 1996, the Federated Fund's Cash II Shares did not exist. The total operating expenses for the William Penn Portfolio are based upon expenses incurred by the William Penn Portfolio during its fiscal year ended December 31, 1996, and would have been 1.04% without expense waivers.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of shares of each of the Federated Fund, the William Penn Portfolio and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary--Advisory and Other Fees" and "Summary--Distribution Arrangements."

     The Examples below are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The Examples assume payment of operating expenses at the levels set forth in the table above.

     This Example does not include sales charges or contingent deferred sales charges since such sales charges are not applicable to Federated Fund Cash II Shares received as a result of the proposed reorganization.

                     EXAMPLE                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------   -------    ---------    ---------    ---------
An investor would pay the following expenses on a
  1,000 investment, assuming (1) 5% annual return
  and (2) redemption at the end of each time
  period. Expenses would be the same if there were
  no redemption at the end of each time period.
     Federated Fund...............................     $ 8         $24          $42          $93
     William Penn Portfolio.......................     $ 7         $21          $36          $81
     Pro Forma Combined...........................     $ 8         $24          $42          $93


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information dated April 17, 1997, related to this Prospectus/Proxy Statement, the Prospectus of the Federated Fund dated September 30, 1996, the Statement of Additional Information of the Federated Fund dated September 30, 1996, the Prospectus of the William Penn Portfolio dated March 15, 1996, the Statement of Additional Information of the William Penn Portfolio dated March 15, 1996, and the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A, all of which are incorporated herein by reference thereto.

About the Proposed Reorganization

     The Board of Trustees of the William Penn Portfolio has voted unanimously to recommend to holders of the shares of the William Penn Portfolio the approval of the Plan whereby the Federated Fund, a portfolio of the Trust, would acquire all of the assets and assume certain liabilities of the William Penn Portfolio in exchange for the Federated Fund's Cash II Shares to be distributed pro rata by the William Penn Portfolio to its shareholders in complete liquidation and dissolution of the William Penn Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of the William Penn Portfolio shares will become the owner of the Federated Fund's Cash II Shares having a total net asset value equal to the total net asset value of his or her holdings in the William Penn Portfolio on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

     As a condition to the Reorganization transactions, the Trust and the William Penn Portfolio will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by either the Federated Fund or the William Penn Portfolio or the shareholders of the William Penn Portfolio. The tax basis of the Federated Fund's Cash II Shares received by William Penn Portfolio's shareholders will be the same as the tax basis of their shares in the William Penn Portfolio. After the acquisition is completed, the William Penn Portfolio will be dissolved.

Investment Objectives, Policies and Limitations

     The investment objective of the Federated Fund is stability of principal and current income consistent with stability of principal. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Federated Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Federated Fund pursues its investment objective by investing in a portfolio of short-term money market instruments.

     The investment objective of the William Penn Portfolio is to maximize current income, consistent with the preservation of capital and maintenance of liquidity, from investments in specific short-term money market instruments. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the William Penn Portfolio, as defined in the 1940 Act.

     Both the Federated Fund and the William Penn Portfolio are money market mutual funds that seek to maintain a stable net asset value of $1.00 per share. There can be no assurances that either the Federated Fund or the William Penn Portfolio will be able to maintain such a stable net asset value. The Federated Fund and the William Penn Portfolio are subject to the investment restrictions of Rule 2a-7 of the 1940 Act which requires that each fund maintain a dollar-weighted average maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. Rule 2a-7 also requires that all investments be limited to U.S. dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities," as defined in Rule 2a-7.

     The Federated Fund pursues its investment objective by investing in a portfolio of money market instruments maturing in 13 months or less. The average maturity of the money market instruments in the Federated Fund's portfolio computed on a dollar-weighted basis, will be 90 days or less. The Federated Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. The Federated Fund invests only in instruments denominated and payable in U.S. dollars. The Federated Fund may enter into repurchase agreements, invest in credit-enhanced instruments, acquire securities that are subject to demand features, purchase short-term U.S. Government obligations on a when-issued or delayed delivery basis, and invest in restricted and illiquid securities (subject to a limit on all illiquid securities of 10% of its net assets). Unless otherwise designated in the prospectus, the investment policies of the Federated Fund may be changed by the Board of Trustees without shareholder approval, although shareholders will be notified before any material change becomes effective.

     The William Penn Portfolio's investment policy includes investing in the following money market instruments: (1) negotiable certificates of deposit, Euro-dollar deposits, bankers' acceptances and time deposits of U.S. banks and U.S. branches of foreign banks having total assets in excess of $1 billion; (2) commercial paper (including variable amount master demand notes) rated A-1 by S&P, or P-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated AA or better by S&P, or Aa or better by Moody's; (3) U.S. Government short-term obligations, including Treasury bills, notes, and bonds that mature within one year, and short-term securities of federal agencies and instrumentalities, including the Federal Home Loan Banks, Federal Land Banks, Government National Mortgage Association, Federal Intermediate Credit Bank, Federal Financing Bank, and the Tennessee Valley Authority; (4) securities listed above, subject to repurchase agreements. Five percent of the portfolio may be held in second tier paper, such as A-2 or P-2. The William Penn Portfolio will limit its investments to those U.S. dollar denominated instruments that the adviser, under the supervision of the Trustees:
(a) determines present minimal credit risk and are of "high quality," as indicated by high S&P or Moody's ratings or, (b) in the case of any instrument that is not rated, determines is of comparable quality. All of the securities in the William Penn Portfolio will mature within one year, and the average maturity of the William Penn Portfolio will be 90 days or less. The William Penn Portfolio is expected to maintain a net asset value of $1.00 per share for purposes of sales and redemptions, although there an be no assurance it will be able to do so. Unless otherwise designated in the prospectus, the investment policies of the William Penn Portfolio may be changed by the Board of Trustees without Shareholder approval.

     Both the Federated Fund and the William Penn Portfolio are subject to certain investment limitations. For the Federated Fund, these include investment limitations which prohibit it from borrowing money directly or through reverse repurchase agreements or pledging securities except, under certain circumstances, the Federated Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings (e.g., for temporary or emergency purposes). These investment limitations cannot be changed without shareholder approval.

     The William Penn Portfolio has investment limitations stating that it may not: (1) invest more than 5% of the value of its assets in the securities of any single issuer (except of the U.S. Government, its agencies or instrumentalities); (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its assets in companies with a continuous operating history (including predecessors) of less than 3 years; (4) invest more than 25% of its assets in any one industry, with the exception of obligations of the U.S. Government or its agencies and instrumentalities; (5) borrow money, except from a bank and only for temporary or emergency purposes. Any such borrowings may not exceed 5% of the lower of the value or cost of the William Penn Portfolio's total assets; (6) pledge, mortgage, or other hypothecate its assets to an extent greater than 5% of the value of its total assets; or (7) invest more than 10% of the value of its assets in illiquid securities, including restricted securities, and repurchase agreements maturing in more than seven days. The above investment limitations of the William Penn Portfolio cannot be changed without shareholder approval.

     In addition to the policies and limitations set forth above, both the Federated Fund and the William Penn Portfolio are subject to certain additional investment policies and limitations, described in the


Federated Fund's Statement of Additional Information dated September 30, 1996, and the William Penn Portfolio's Statement of Additional Information dated March 15, 1996. Reference is hereby made to the Federated Fund's Prospectus and Statement of Additional Information, each dated September 30, 1996, and to the William Penn Portfolio's Prospectus and Statement of Additional Information, each dated March 15, 1996, which set forth in full the investment objective, policies and investment limitations of each of the Federated Fund and the William Penn Portfolio, all of which are incorporated herein by reference thereto.

Advisory and Other Fees

     The annual investment advisory fee for the Federated Fund is 0.50% of the Federated Fund's average daily net assets. The investment adviser to the Federated Fund, Federated Management ("Federated Management"), a subsidiary of Federated Investors, may voluntarily choose to waive a portion of its advisory fee or reimburse the Federated Fund for certain operating expenses. This voluntary waiver or reimbursement of expenses may be terminated by Federated Management at any time in its sole discretion. The maximum annual management fee for the William Penn Portfolio is 0.50% of average daily net assets of the William Penn Portfolio. The investment adviser of the William Penn Portfolio is Penn Square Management Corporation. The adviser is a wholly owned subsidiary of The William Penn Company, New York, New York. Miller, Anderson & Sherrerd LLP (the "Sub-Adviser") serves as an investment adviser for the William Penn Portfolio pursuant to a sub-advisory agreement with the Adviser. The Sub-Adviser, a wholly owned subsidiary of Morgan Stanley Group Inc., was organized in 1969 and is located in West Conshohocken, Pennsylvania. The Sub-Adviser provides management services to employee benefit plans, endowment funds, foundations, and other institutional investors, and currently manages assets in excess of $30 billion. Under an agreement entered into with the Adviser, the Sub-Adviser provides investment advisory services for the William Penn Portfolio and is compensated solely by the Adviser. The Adviser pays the Sub-Adviser a fee based on the aggregate net asset value of all portfolios comprising the William Penn Interest Income Fund, as follows: .375% on the first $50,000,000, .25% on the next $50,000,000 and .20% over $100,000,000.

     Federated Services Company, an affiliate of Federated Management, provides certain administrative personnel and services necessary to operate the Federated Fund at an annual rate based upon the average aggregate daily net assets of all funds advised by Federated Management and its affiliates. The rate charged is 0.15% on the first $250 million of all such funds' average aggregate daily net assets, 0.125% on the next $250 million, 0.10% on the next $250 million and 0.075% of all such funds' average aggregate daily net assets in excess of $750 million, with a minimum annual fee per portfolio of $125,000 plus $30,000 for each additional class of shares of any such portfolio. Federated Services Company may choose voluntarily to waive a portion of its fee. The administrative fee expense for the Federated Fund's fiscal year ended July 31, 1996 was $954,191, representing an effective fee rate of .08%. Administrative personnel and services necessary to operate the William Penn Portfolio are currently provided by Penn Square Management Corporation and are included in the annual transfer agent fee for the William Penn Portfolio.

     The Federated Fund has entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net asset value of each of the Cash II Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services ("FSS"), an affiliate of Federated Management, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Fund and FSS.

     The total annual operating expenses for shares of the William Penn Portfolio were 0.65% of average daily net assets (after expense waivers) for its most recent fiscal year. Without such waivers, the expense ratio of the William Penn Portfolio would be higher by 0.39%.


Distribution Arrangements

     Federated Securities Corp. ("FSC"), an affiliate of Federated Management, is the principal distributor for shares of the Federated Fund. Cash II Shares of the Federated fund are sold at net asset value, without a sales charge, next determined after an order is received. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid an amount computed at an annual rate of .25% of the average daily net asset value of Cash II Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide services or distribution-related support services as agents for their clients or customers. The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Further, FSC and FSS, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by Federated Management or its affiliates.

     Penn Square Management Corporation is the principal distributor for shares of the William Penn Portfolio. The William Penn Portfolio has adopted but not paid fees pursuant to a Rule 12b-1 Distribution Plan with respect to the William Penn Portfolio's shares. After the reorganization, the Federated Fund will not assume any liabilities related to the William Penn Portfolio's Rule 12b-1 Plan.

Purchase, Exchange and Redemption Procedures

     The transfer agent and dividend disbursing agent for the Federated Fund is Federated Shareholder Services Company. The transfer agent and dividend disbursing agent for the William Penn Portfolio is Penn Square Management Corporation. Procedures for the purchase, exchange and redemption of the Federated Fund's Cash II Shares differ slightly from procedures applicable to the purchase, exchange and redemption of the William Penn Portfolio's shares. Any questions about such procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Federated Fund's Cash II Shares or the William Penn Portfolio's shares may be obtained from FSC, principal distributor for the Federated Fund, at 1-800-245-4770, or from Penn Square Management Corporation, principal distributor for the William Penn Portfolio, at 1-800-523-8440.


     Reference is made to the Prospectus of the Federated Fund dated September 30, 1996, and the Prospectus of the William Penn Portfolio dated March 15, 1996, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and William Penn Portfolio shares, respectively, each of which is incorporated herein by reference thereto. Set forth below is a brief listing of the significant purchase, exchange and redemption procedures applicable to the Federated Fund's Cash II Shares and the William Penn Portfolio's shares.

     Purchases of Cash II Shares of the Federated Fund may be made through a financial institution that has an agreement with FSC or, once an account has been established, by wire, check, phone or direct deposit. Purchases of shares of the William Penn Portfolio may be made through Penn Square Management Corporation and through broker-dealers under contract with Penn Square Management Corporation or directly by wire or check once an account has been established. The minimum initial investment in the Federated Fund is $25,000; however, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. For purposes of the minimum initial investment, all William Penn Portfolio shareholders accounts maintained by Penn Square Management Corporation will be combined to meet the minimum investment requirement. The minimum initial investment in the William Penn Portfolio is $500, except for retirement accounts for which the minimum is $250. Subsequent investments must be in amounts of at least $100. The Federated Fund and the William Penn Portfolio each reserves the right to reject any purchase request.


     The purchase price of the Federated Fund's Cash II Shares and the William Penn Portfolio's shares is based on net asset value, without a sales charge. The net asset value per share for the Federated Fund is calculated at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business. The net asset value of the William Penn Portfolio is calculated at the close of business on the day the order is received. Purchase orders for the Federated Fund made through financial institutions are considered received when the Federated Fund receives payment by wire or converts payment by check from the financial institution into federal funds. Federated Fund purchase orders by wire are considered received immediately and payments must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federated Fund purchase orders received by check are considered received after the check is converted into federal funds, which normally occurs the business day after receipt, and shares begin earning dividends the next day. The William Penn Portfolio does not have a similar procedure. For the William Penn Portfolio, daily dividends will be credited to shares of record the previous business day, providing such shares have been properly paid for.

     Holders of Cash II Shares of the Federated Fund have exchange privileges with respect to shares in certain of the funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (collectively, the "Federated Funds"), each of which has different investment objectives and policies. Cash II Shares of the Federated Fund may be exchanged for Class A Shares of certain Federated Funds at net asset value plus the applicable sales charge for that fund. Cash II Shares to be exchanged must have a net asset value which meets the minimum investment requirement for the fund into which the exchange is being made. To the extent a shareholder exchanges Cash II Shares of the Federated Fund for shares of other Federated Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period for purposes of determining any applicable contingent deferred sales charge. Holders of shares of the William Penn Portfolio have exchange privileges with respect to shares in certain of the other funds for which Penn Square Management Corporation serves as investment manager (collectively, the "William Penn fund group"), each of which has different investment objectives and policies. Any exchange for shares of other funds in the William Penn fund group will generally be at the respective net asset values next determined after receipt of the request for exchange, provided the amount exchanged previously incurred a sales charge. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Federated Fund or the William Penn Portfolio, as appropriate.

     Redemptions of Federated Fund Cash II Shares may be made through a financial institution, by telephone, by mailing a written request. Redemptions of William Penn Portfolio shares may be made by presenting share certificates, by letter form, by telephone, or through the William Penn Portfolio's systematic withdrawal plan. Cash II Shares of the Federated Fund are redeemed at their net asset value next determined after the redemption request is received on each day on which the Federated Fund computes it net asset value. Redemption orders for shares of the William Penn Portfolio presented prior to the close of the NYSE on any business day are redeemed at the net asset value at the close of the exchange on that day. Redemptions may be made through a broker/dealer, and that broker/dealer may charge a transaction fee. Checks for redemption proceeds will be mailed within three business days. However, redemption checks will not be mailed until all checks in payment for the shares redeemed have cleared (not more than seven days).

Dividends

     Both the Federated Fund and the William Penn Portfolio declare dividends daily and pay dividends monthly from net investment income and make annual distributions of net realized capital gains, if any. With respect to both the Federated Fund and the William Penn Portfolio, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value, subject to no sales charge.

Tax Consequences

     As a condition to the Reorganization, the Trust, on behalf of the Federated Fund, and the Pennsylvania Trust, on behalf of the William Penn Portfolio will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by either the Federated Fund or the William Penn Portfolio or the shareholders of the William Penn Portfolio. The tax basis of the Federated Fund shares received by William Penn Portfolio shareholders will be the same as the tax basis of their shares in the William Penn Portfolio.

                                  RISK FACTORS

     As with other mutual funds that invest primarily in money market securities, the Federated Fund is subject to market risks. Briefly, these risks include, but are not limited to, the ability of the issuers of securities owned by the Federated Fund to meet their obligations for the payment of principal and interest when due or to repurchase such securities as previously agreed, and, in the case of certain dollar-denominated obligations issued by domestic or foreign branches of U.S. and foreign banks and other offshore issuers, international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest and foreign withholding or other taxes on interest income. Since William Penn Portfolio also invests in money market instruments, these risk factors are generally also present in an investment in the William Penn Portfolio. A full discussion of the risks inherent in investment in the Federated Fund and the William Penn Portfolio is set forth in the Federated Fund's Prospectus and Statement of Additional Information, each dated September 30, 1996, and the William Penn Portfolio's Prospectus and Statement of Additional Information, each dated March 15, 1996, each of which is incorporated herein by reference thereto.

                      INFORMATION ABOUT THE REORGANIZATION

Background and Reasons for the Proposed Reorganization

     CONSIDERATIONS OF THE BOARD OF TRUSTEES OF THE WILLIAM PENN PORTFOLIO. During 1996, Penn Square Management Corporation advised the Board of Trustees of the William Penn Portfolio that The William Penn Company was considering redirecting its corporate strategy away from the management and distribution of retail mutual funds and that it was seeking a buyer for its core businesses. Moreover, The William Penn Company engaged an investment banker to locate potential buyers for the Penn Square Managment Corporation. The potential buyer would provide value-added shareholder services, technological advancements, comprehensive distribution networks, and diversified mutual fund product choices that many larger mutual fund complexes offer. After conducting a screening process, Penn Square Management Corporation determined that in its judgment, the proposed Reorganization was the most desirable alternative involving the William Penn Portfolio that was reasonably available and presented it to the William Penn Portfolio's Board of Trustees for its consideration at its February 12, 1997 Meeting.

     The independent Trustees formed a four-person due diligence team. The due diligence team visited the Federated Investors offices in Pittsburgh, Pennsylvania, and reviewed with the portfolio manager of the Federated Fund the investment style and philosophy used to manage the assets of the Federated Fund. In addition, the due diligence team inspected the Federated customer services area and the William Penn Portfolio's independent counsel inspected the legal records of the Federated Fund.

     A meeting of the entire Board of Trustees was held on March 5, 1997, at which Federated Investors presented to the Board information relating to the overall reputation, financial strength and stability of Federated Investors, the parent company of Federated Management (together with its affiliates, "Federated"). Federated, founded in 1955, is among the seven largest mutual fund sponsors, with over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, and over 2,000 employees. Federated's management discussed the Federated Fund's investment performance history and explained to the Board that the majority of this growth came from within Federated through its multiple distribution channels. The Board was also informed of the variety of investment products available through Federated, including international funds and an array of domestic funds broader than currently offered in the William Penn fund group, as well as the exchange privileges that would be available to former William Penn Portfolio shareholders if the Reorganization is consummated, and the multiple sales charge (or "load") structures available to prospective shareholders. The Board took into account that if the Reorganization takes place, shareholders of the William Penn Portfolio would receive shares of the Federated Fund without the imposition of any sales charge and without incurring any tax consequences.

     Federated's management advised the Board of its reputation for customer servicing, noting that it has received a #1 rating for five years in a row by DALBAR, Inc. Federated's management stated that its shareholder services include advanced technological systems that result in quick shareholder access to a broad spectrum of information, including: telephonic automated yield and performance information; consolidated monthly shareholder statements; no-fee IRAs; quarterly newsletters; year-end tax reporting information; direct deposit; and telephonic redemption and exchange.

     Federated's management reviewed with the Board relative asset size and expense ratios, including relative advisory fees. The Board discussed the fact that the Federated Fund is larger in asset size than the William Penn Portfolio.

     The Board determined that the investment objectives and policies of the William Penn Portfolio were substantially similar to those of the Federated Fund. The Board was also presented with and discussed materials comparing the performance, and relative risks of the William Penn Portfolio and the Federated Fund. Federated's management also presented biographical information about each of the Trustees of the Federated Fund and reviewed with the Board the structure of its compliance and internal audit departments and the scope of its training programs.

     THE BOARD NOTED THAT THE WILLIAM PENN PORTFOLIO WOULD NOT BEAR ANY OF THE COSTS INVOLVED IN THE REORGANIZATION, WHICH WOULD BE BORNE ENTIRELY BY THE WILLIAM PENN COMPANY AND/OR FEDERATED. In addition, the Board discussed the anticipated tax-free nature of the Reorganization to the William Penn Portfolio and its shareholders.

     In connection with their consideration of the Reorganization, the Board also reviewed their fiduciary obligations under state and federal law. They considered the requirements of Section 15(f) of the 1940 Act, which provides that an investment manager to an investment company, and the affiliates of such manager (such as Penn Square Management Corporation), may receive an amount or benefit in connection with a sale of any interest in such investment manager which results in an assignment of an investment management contract if (1) for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company are not "interested persons" (as defined in the 1940 Act) of the new investment manager or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     With respect to the first condition of Section 15(f) relating to Board composition, the Board was advised that the Federated Fund's Board of Trustees presently consists of thirteen (13) Trustees, only three (3) of whom are "interested persons." With respect to the second condition of Section 15(f), while there is no specific definition of "unfair burden," it includes any arrangement, for two years after the transaction, pursuant to which the predecessor or successor adviser is entitled to receive compensation from any person in connection with the mutual fund's purchase or sale of securities, other than bona fide ordinary compensation as principal underwriter. The definition of unfair burden also includes any payments from the fund for other than bona fide investment advisory or other services. The Board considered the fact that representations were made by Federated and Penn Square Management Corporation that the agreement between Federated and The William Penn Company would contain representations and covenants that the Reorganization would not impose an unfair burden on the Penn Square Group.


     After reviewing and considering all of the information provided by Federated and Penn Square Management Corporation, including the terms of the Reorganization, the Board, including all of the Trustees who are not interested persons of the William Penn Portfolio or Penn Square Management Corporation, voted unanimously in person at the meeting held on March 5, 1997, to approve the Reorganization and to recommend it to the shareholders of the William Penn Portfolio for their approval.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE REORGANIZATION.

     CONSIDERATIONS OF THE BOARD OF TRUSTEES OF THE FEDERATED FUND. The Board of Trustees of the Federated Fund, including the independent Trustees, have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Fund and the shareholders of the Federated Fund and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan.

Agreement Between The William Penn Company and Federated

     The Reorganization is being proposed as part of an agreement between Federated and The William Penn Company, pursuant to which the shareholders of The William Penn Company would be compensated for selling to Federated their capital stock and cooperating in facilitating the transaction contemplated by the agreement.

Description of the Plan of Reorganization

     The Plan provides that the Federated Fund will acquire all of the assets and assume certain liabilities of the William Penn Portfolio in exchange for the Federated Fund's Cash II Shares to be distributed pro rata by the William Penn Portfolio to its shareholders in complete liquidation of the William Penn Portfolio on May 30, 1997 or such later date as the parties may mutually agree (the "Closing Date"). Shareholders of the William Penn Portfolio will become shareholders of the Federated Fund as of the close of business on the Closing Date, and will be entitled to the Federated Fund's next dividend distribution.

     As of or prior to the Closing Date, the William Penn Portfolio will declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all taxable income for the period ending on the Closing Date. In addition, the William Penn Portfolio's dividend will include its net capital gains realized in the period ending on the Closing Date.

     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the William Penn Portfolio and the Federated Fund, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the William Penn Portfolio prior to the Closing Date if a majority of the independent board members of either board reasonably believes that continuing this transaction would have a material adverse impact on shareholders of that fund.

     Federated Management is responsible for the payment of substantially all of the expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, registration fees, transfer taxes (if any), and the costs of preparing, printing, copying and mailing proxy solicitation materials to the William Penn Portfolio shareholders. Penn Square Management Corporation is responsible for the payment of the legal and accounting fees of the William Penn Portfolio.

     The foregoing description of the Plan entered into between the Federated Fund and the William Penn Portfolio is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference thereto.


Description of Federated Fund Shares

     Full and fractional Cash II Shares of the Federated Fund will be issued without the imposition of a sales charge or other fee to the corresponding shareholders of the William Penn Portfolio in accordance with the procedures described above. Cash II Shares of the Federated Fund to be issued to shareholders of the William Penn Portfolio under the Plan will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund dated September 30, 1996, provided herewith for additional information about Cash II Shares of the Federated Fund.

Federal Income Tax Consequences

     As a condition to the Reorganization, the Trust, on behalf of the Federated Fund and the Pennsylvania Trust, on behalf of the William Penn Portfolio, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Federated Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Plan will constitute a tax-free reorganization under Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Federated Fund upon its receipt of the William Penn Portfolio's assets solely in exchange for Federated Fund Cash II Shares and the assumption of certain stated liabilities; (3) no gain or loss will be recognized by the William Penn Portfolio upon the transfer of its assets to the Federated Fund in exchange for Federated Fund Cash II Shares and the assumption of certain stated liabilities or upon the distribution (whether actual or constructive) of the Federated Fund Cash II Shares to the William Penn Portfolio shareholders in exchange for their shares of the William Penn Portfolio; (4) no gain or loss will be recognized by shareholders of the William Penn Portfolio upon the exchange of their William Penn Portfolio shares for Federated Fund Cash II Shares; (5) the tax basis of the William Penn Portfolio's assets acquired by the Federated Fund will be the same as the tax basis of such assets to the William Penn Portfolio immediately prior to the Reorganization; (6) the tax basis of Federated Fund Cash II Shares received by each shareholder of the William Penn Portfolio pursuant to the Plan will be the same as the tax basis of William Penn Portfolio shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the William Penn Portfolio in the hands of the Federated Fund will include the period during which those assets were held by the William Penn Portfolio; and (8) the holding period of Federated Fund Cash II Shares received by each shareholder of the William Penn Portfolio will include the period during which the William Penn Portfolio shares exchanged therefor were held by such shareholder, provided the William Penn Portfolio shares were held as capital assets on the date of the Reorganization.

     Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. The William Penn Portfolio does not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the William Penn Portfolio, followed by the taxable liquidation of the William Penn Portfolio. Shareholders should also be aware that following the reorganization the Federated adviser may decide to sell certain portfolio securities which may result in the realization of capital gains.

Comparative Information on Shareholder Rights and Obligations

     GENERAL. Both the Trust and the Pennsylvania Trust are open-end management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Trust is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts and is governed by its Declaration of Trust, By-Laws and Board of Trustees, in addition to applicable state and federal law. The William Penn Portfolio is organized as a separate series of William Penn Interest Income Fund as a common law trust under the laws of the Commonwealth of Pennsylvania and is governed by its Declaration of Trust and Board of


Trustees, in addition to applicable state and federal law. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and the William Penn Portfolio.

     SHARES OF THE FEDERATED FUND AND THE WILLIAM PENN PORTFOLIO. The Federated Fund is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The Federated Fund is a separate series of the Trust. The William Penn Portfolio is also authorized to issue an unlimited number of shares of beneficial interest which have no par value. The William Penn Portfolio is currently one of five investment portfolios of William Penn Interest Income Fund. Issued and outstanding shares of both the Federated Fund and William Penn Portfolio are fully paid and nonassessable, and freely transferable.

     VOTING RIGHTS. Neither the Trust nor the Pennsylvania Trust is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of directors under certain circumstances. The Trust requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the Trust entitled to vote. A special meeting of the shareholders of the Pennsylvania Trust is required to be called upon the written request of shareholders representing not less than 30% of the issued and outstanding shares entitled to vote. Each share of the Federated Fund and the William Penn Portfolio gives the shareholder one vote in director elections and other matters submitted to shareholders for vote. All shares of each series or class in the Federated Fund and the William Penn Portfolio have equal voting rights except that in matters affecting only a particular series or class, only shares of that series or class are entitled to vote.

     TRUSTEES. The Declaration of Trust of the Trust provides that the term of office of each Trustee shall be for the lifetime of the Trust or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee of the Trust may be removed by: (i) written instrument signed by at least two-thirds of the Trustees, (ii) a majority vote of the Trustees if the Trustee has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees remaining in office. The Declaration of Trust of the William Penn Portfolio provides that each Trustee appointed or elected in accordance with the Declaration of Trust serves until their successors have been elected and qualified, unless they resign or are removed. Regarding the Pennsylvania Trust, a majority of the Trustees may accept the written resignation of another Trustee or may remove him or her from office by written notice to him and to the custodian. In addition, the holders of record of not less than two-thirds of the outstanding shares of the Pennsylvania Trust may have a Trustee removed by filing a declaration with the custodian or by a vote at a meeting called for such purpose. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon removal of such Trustee(s) when requested in writing by holders of at least 10% of the Pennsylvania Trust's outstanding shares. Pending the filling of any vacancy or vacancies caused by death, resignation, or removal, the remaining Trustee or Trustees shall have all the powers and duties of the whole number of Trustees. If a vacancy occurs in the office of a Trustee for any reason, including an increase in the number of Trustees, the other Trustees shall by written notice delivered to the custodian appoint a Trustee to fill the vacancy and will promptly notify the shareholders that they have done so, subject to the provisions of Section 16(a) of the 1940 Act. The agreement to be entered into with the custodian will provide that, if at any time the custodian decides that there is no Trustee available or able to serve, it will call a meeting of the shareholders to elect at least three (3) Trustees. With respect to the Trust, a meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

     LIABILITY OF TRUSTEES AND OFFICERS. Under the Declaration of Trust of the Trust, a Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust further provide that Trustees and officers will be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties. The Declaration of Trust for the Pennsylvania Trust contains a provision eliminating personal liability of the Trustees. Claimants must look only to the assets of the portfolio for payment or satisfaction of claims. Trustees of the Pennsylvania Trust are not protected from liability by reason of willful misconduct, bad faith, recklessness, or gross negligence in the performance of their duties as Trustees. Further, the Trustees have the power to indemnify the officers and employees of the Pennsylvania Trust against reasonable liabilities and expenses unless incurred in bad faith or reckless disregard of his duties, or with willful misconduct or gross negligence. In addition, due to the provisions of the 1940 Act, shareholders would still have the right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers.
 </>
     SHAREHOLDER LIABILITY. Under certain circumstances, shareholders of the Federated Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust on behalf of the Federated Fund. To protect its shareholders, the Trust has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Trust. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or its Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of the Federated Fund, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meets its obligations to indemnify shareholders and pay judgments against them.

     TERMINATION OR LIQUIDATION. In the event of the termination or liquidation of the Trust or any portfolio or class of the Trust or of the termination or liquidation of the William Penn Portfolio, the shareholders of the respective fund or class are entitled to receive, when and as declared by its Trustees, the excess of the assets belonging to the respective fund or class over the liabilities belonging to the respective fund or class. In either case, the assets belonging to the fund or class will be distributed among the shareholders in proportion to the number of shares of the respective fund or class held by them.
Capitalization

     The following table sets forth the unaudited capitalization of the Cash II Shares of the Federated Fund and the shares of the William Penn Portfolio as of February 28, 1997, and on a pro forma combined basis as of that date:

                                                  FEDERATED       WILLIAM PENN      PRO FORMA
                                                     FUND          PORTFOLIO         COMBINED
                                                 ------------     ------------     ------------
Net Assets...................................    $742,844,207     $20,454,222      $763,298,429
Net Asset Value Per Share....................    $       1.00     $      1.00      $       1.00
Shares Outstanding...........................     742,844,207      20,454,222       763,298,429




     As the above information indicates, the William Penn Portfolio's net assets are less than 10% of the amount of the Federated Fund's net assets. Accordingly, no pro forma financial statements have been filed with this proxy/prospectus.

                      INFORMATION ABOUT THE FEDERATED FUND
                         AND THE WILLIAM PENN PORTFOLIO

Automated Cash Management Trust

     Information about the Trust and the Federated Fund is contained in the Federated Fund's current Prospectus dated September 30, 1996, a copy of which is included herewith and incorporated herein by reference. Additional information about the Federated Fund is included in the Federated Fund's Statement of Additional Information dated September 30, 1996, and the Statement of Additional Information dated April 17, 1997 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Federated Fund at 1-800-245-4770, or by writing the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3779. The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Trust or the Federated Fund can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates, or electronically at Internet Web Site (www.sec.gov).

     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Trust with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Trust and the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

William Penn Interest Income Fund, Money Market Income Portfolio

     Information about the William Penn Interest Income Fund, Money Market Income Portfolio is contained in the William Penn Portfolio's current Prospectus dated March 15, 1996, the Annual Report to Shareholders dated December 31, 1996, the Statement of Additional Information dated March 15, 1996, and the Statement of Additional Information dated April 17, 1997 (relating to this Prospectus/ Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the William Penn Portfolio by calling 1-800-523-8440 or by writing to the William Penn Portfolio at 2650 Westview Drive, Wyomissing, PA 19610. The William Penn Portfolio is subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by William Penn Interest Income Fund or its portfolio, the William Penn Portfolio, can be obtained by calling or writing the William Penn Portfolio and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section.

                               VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the William Penn Portfolio of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 9:00 a.m. (local time) on May 29, 1997 at: Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the William Penn Portfolio an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting. Proxies, instruments revoking a proxy, or proxies bearing a later date may be communicated by telephone, by electronic means including facsimile, or by mail.

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Management. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents, including third party solicitors, of the William Penn Portfolio, Federated Management and their respective affiliates at no additional cost to the William Penn Portfolio. Such solicitations may be by telephone, telegraph, or personal contact. Any telephonic solicitations will follow procedures designed to insure accuracy and prevent fraud including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact that the vote was in accordance with the shareholders instructions. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as currently exists for instructions communicated in written form. Federated Management will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

Outstanding Shares and Voting Requirements

     The Board of Trustees of the William Penn Portfolio has fixed the close of business on April 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, there were 23,005,740.950 shares of the William Penn Portfolio outstanding. Each of the William Penn Portfolio's shares is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Trustees and officers of the William Penn Portfolio as a group owned less than 1% of the outstanding shares of the William Penn Portfolio. To the best knowledge of Penn Square Management Corporation, as of the record date, no person except as set forth in the table below, owned beneficially or of record 5% or more of the outstanding shares of William Penn Portfolio.

                                                                               PERCENT OF
                     NAME AND ADDRESS                    SHARES OWNED      OUTSTANDING SHARES
    --------------------------------------------------   -------------     ------------------
    Penn Square Management Corp.......................   1,680,817.700            7.31%
    Reading, PA


     As of the record date, there were 1,389,613,849.858 Institutional Service Shares and 755,882,158.130 Cash II Shares of the Federated Fund outstanding. On the record date, the Trustees and officers of the Federated Fund as a group owned less than 1% of the outstanding Institutional Service Shares and Cash II Shares of the Federated Fund. To the best knowledge of Federated Management, as of the record date, no person, owned beneficially or of record 5% or more of the Federated Fund' outstanding Cash II Shares, and except as set forth in the table below, no person owned beneficially or of record 5% or more of the Federated Fund's outstanding Institutional Service Shares.


INSTITUTIONAL SERVICE SHARES

                                                                                PERCENT OF
                     NAME AND ADDRESS                     SHARES OWNED      OUTSTANDING SHARES
    --------------------------------------------------   --------------     ------------------
    Stephens, Inc.....................................   151,074,635.79            10.87%
    Omnibus Account c/o Stephens, Inc.
    Little Rock, AR
    BH Securities, Inc................................   117,130,369.45             8.43%
    Cash Balance Sweep Account
    Philadelphia, PA
    Fiduciary Trust Company International.............   109,606,700.00             7.89%
    Customer Account
    New York, NY


     Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Special Meeting. Shares represented by abstentions and "broker non-votes" will be counted as present at the Special Meeting, but not as votes cast, which means they will have the effect of reducing the number of votes cast required to approve the Plan. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Dissenter's Right of Appraisal

     Shareholders of the William Penn Portfolio objecting to the Reorganization have no appraisal rights under the William Penn Portfolio's Declaration of Trust or Pennsylvania law. Under the Plan, if approved by William Penn Portfolio shareholders, each shareholder will become the owner of Cash II Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the William Penn Portfolio's shares, at the Closing Date.

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     Management of the William Penn Portfolio knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.


                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated March 24, 1997 (the "Agreement"), between MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust (the "Massachusetts Trust") on behalf of its portfolio, AUTOMATED CASH MANAGEMENT TRUST (hereinafter called the "Acquiring Fund"), and WILLIAM PENN INTEREST INCOME FUND, a Pennsylvania Common Law Trust (hereinafter called the "Pennsylvania Trust") on behalf of its portfolio MONEY MARKET INCOME PORTFOLIO (hereinafter called the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund in exchange solely for Cash II Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Pennsylvania Trust and the Massachusetts Trust are registered open-end management investment companies and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of common stock or shares of beneficial interest, as the case may be;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Pennsylvania Trust has determined that the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders;

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in paragraph 1.5, beneficially owned by the Acquired Fund, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account, for the benefit of its shareholders, on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the shareholders of the Acquired Fund.


     1.2 The Acquired Fund will assume only those certain liabilities which are set forth in a certificate to be provided by the Acquired Fund at Closing and accepted by the Acquiring Fund.

     1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company (hereinafter called "State Street"), Boston, Massachusetts, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims created by the Acquired Fund. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund thereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. In addition, each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions which were declared before the Valuation Date (as hereinafter defined) with respect to the shares of the Acquired Fund that are held by the shareholder on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders, based on their ownership of shares of the Acquired Fund on the Closing Date. All issued and outstanding Shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares, after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Pennsylvania Trust up to and including the Closing Date and such later dates, with respect to dissolution and deregistration of the Pennsylvania Trust, on which the Pennsylvania Trust is dissolved and deregistered.

     1.9 The Pennsylvania Trust shall be deregistered as an investment company under the 1940 Act and dissolved as a Pennsylvania common law trust as promptly as practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     2. VALUATION.

     2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (such time and date being herein called the "Valuation


Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

     2.2 The net asset value of each Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

     2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund, which practices have been reviewed by the Acquired Fund's Board of Trustees.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be May 30, 1997, or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of the Acquiring Fund, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

     3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 Penn Square Management Corporation, as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Pennsylvania Trust represents and warrants to the Acquiring Fund as follows:

     (a) The Pennsylvania Trust is a Common Law Trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has power to own all of its properties and assets and to carry out this Agreement.

     (b) The Pennsylvania Trust is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Pennsylvania Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Pennsylvania Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.


     (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1995 and at December 31, 1996 has been audited by Ernst & Young LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

     (h) Since December 31, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed or an appropriate extension obtained, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Pennsylvania Trust and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).


     (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the Acquired Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 The Massachusetts Trust represents and warrants to the Pennsylvania Trust as follows:

     (a) The Massachusetts Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Massachusetts Trust is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Massachusetts Trust's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (e) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) The Statement of Assets and Liabilities of the Acquiring Fund at July 31, 1995 and 1996, have been audited by Arthur Andersen LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

     (g) The unaudited Statement of Assets and Liabilities of the Acquiring Fund at January 31, 1996 and 1997 have been prepared in accordance with generally accepted accounting principles, consistently applied, although subject to year-end adjustments, and on a basis consistent with the Statement of Assets and Liabilities of the Acquiring Fund at July 31, 1995 and 1996, which has been audited by Arthur Andersen LLP, independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known liabilities of the Acquiring Fund, contingent or otherwise, as of such date not disclosed therein.

     (h) Since July 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed or an appropriate extension obtained, by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Massachusetts Trust, and this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (m) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 The Pennsylvania Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Pennsylvania Trust's President and its Treasurer.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Date.


     5.7 Prior to the Valuation Date, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable periods or years ended on or before December 31, 1996 and for the period from said date to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before December 31, 1996 and in the period from said date to and including the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Pennsylvania Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Pennsylvania Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Pennsylvania Trust.

     6.3 The Pennsylvania Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Pennsylvania Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     6.4 The Acquired Fund shall have delivered to the Acquiring Fund a certificate specifying the liabilities which to be assumed by the Acquiring Fund, all of which shall be reflected in the net asset value of the Acquired fund on the Closing Date, which liabilities shall be acceptable to the Acquiring Fund in its sole discretion.
     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Massachusetts Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Massachusetts Trust shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Massachusetts Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     7.3 There shall not have been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business since the date hereof other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

     8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Massachusetts Trust and the Pennsylvania Trust shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of all of the Acquired Fund assets and the assumption of certain liabilities in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption of certain liabilities; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of certain liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;
(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization; (f) The tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization; (g) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization).


     9. TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Pennsylvania Trust or the Board of Trustees of the Massachusetts Trust at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if a majority of the independent board members of either board reasonably believes that continuing this transaction would have a material adverse impact on shareholders of that fund.

     9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors or officers of the Pennsylvania Trust or the Massachusetts Trust or the shareholders of the Acquiring Fund or of the Acquired Fund, in respect of this Agreement.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Massachusetts Trust or the Board of Trustees of the Pennsylvania Trust, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws.

     11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6 An agreement has been entered into under which Federated Management will assume substantially all of the expenses of the Reorganization including registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of shareholders. Penn Square Management Corporation will assume the legal and accounting fees of the Acquired Fund.


     IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                              Acquired Fund:
                                              WILLIAM PENN INTEREST INCOME FUND,
                                              on behalf of its portfolio,
Attest:                                       MONEY MARKET INCOME PORTFOLIO

/s/ SANDRA J. HOUCK                           By: /s/ JAMES E. JORDAN
-----------------------------------------
                                              ------------------------------------------
Name: Sandra J. Houck                         Name: James E. Jordan
Title: Secretary                              Title: President

                                              Acquiring Fund:
                                              MONEY MARKET OBLIGATIONS TRUST,
                                              on behalf of its portfolio,
Attest:                                       AUTOMATED CASH MANAGEMENT TRUST

/s/ S. ELLIOTT COHAN                          By: /s/ J. CHRISTOPHER DONAHUE
-----------------------------------------
                                              ------------------------------------------
Name: S. Elliott Cohan                        Name: J. Christopher Donahue
Title: Assistant Secretary                    Title: President


Cusip: 60934N831
G02062-01 (4/97)





                    STATEMENT OF ADDITIONAL INFORMATION


                              APRIL 17, 1997

                       Acquisition of the Assets of
                      MONEY MARKET INCOME PORTFOLIO,
                              a Portfolio of
                     WILLIAM PENN INTEREST INCOME FUND
                            2650 Westview Drive
                      Wyomissing, Pennsylvania  19610
                     Telephone Number:  1-800-523-8440
                 By and in exchange for Cash II Shares of
                      MONEY MARKET OBLIGATIONS TRUST,
                       on behalf of its  portfolio,
                      AUTOMATED CASH MANAGEMENT TRUST
                         Federated Investors Tower
                   Pittsburgh, Pennsylvania  15222-3779

                     Telephone Number:  1-800-245-4770

        This Statement of Additional Information dated April 17, 1997 is not a prospectus. A Prospectus/Proxy Statement dated April 17, 1997 related to the above-referenced matter may be obtained from Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.



                             TABLE OF CONTENTS

1. Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated September 30, 1996,
2. Statement of Additional Information of Money Market Income Portfolio, a portfolio of William Penn Interest Income Fund, dated March 15, 1996.
3. Financial Statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated July 31, 1996.
4. Financial Statements of Money Market Income Portfolio, a portfolio of William Penn Interest Income Fund, dated December 31, 1996.
5. The unaudited financial statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated January 31, 1997



        The Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust (the "Federated Fund"), dated September 30, 1996, is incorporated herein by reference to Post-Effective Amendment No.20 to the Federated Fund's Registration Statement on Form N-1A (File Nos. 33-31602 and 811-5950) which was filed with the Securities and Exchange Commission on or about September 23, 1996. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number: 1-800-245-4770.

        The Statement of Additional Information of Money Market Income Portfolio (the "William Penn Portfolio"), a portfolio of William Penn Interest Income Fund (the "Trust"), dated March 15, 1996, is incorporated herein by reference to Post-Effective Amendment No. 16to the Trust's Registration Statement on Form N-1A (File Nos. 33-14609 and 811-5177) which was filed with the Securities and Exchange Commission on or about March 21, 1996. A copy may be obtained, upon request and without charge, from the William Penn Portfolio at 2650 Westview Drive, Wyomissing, Pennsylvania 19610; telephone number: 1-800-523-8440.

        The audited financial statements of the Federated Fund, dated
July 31, 1996, are incorporated herein by reference to the Federated Fund's Prospectus and Annual Report to Shareholders dated September 30, 1996 which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number:
1-800-245-4770.

        The audited financial statements of the William Penn Portfolio, dated December 31, 1996, are incorporated herein by reference to the William Penn Portfolio's Annual Report to Shareholders dated December 31, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the State Bond Fund at 2650 Westview Drive, Wyomissing, Pennsylvania 19610; telephone number 1-800-523-8440.

        The unaudited financial statements of the Federated Fund, dated January 31, 1997, are incorporated herein by reference to the Federated Fund's Semi-Annual Report to Shareholders dated January 31, 1997. A copy may be obtained, upon request and without charge, from the Federated Fund at the address or telephone number listed on the cover of this Statement of Additional Information.








        Cusip:  60934N831
        G02062-02








THE WILLIAM PENN FUNDS
Penn Square Management Corporation
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735


MONEY MARKET INCOME PORTFOLIO,
a Portfolio of
WILLIAM PENN INTEREST INCOME FUND,


    ----------------------------------------------------------

MONEY MARKET INCOME PORTFOLIO,
a Portfolio of
WILLIAM PENN INTEREST INCOME FUND

The undersigned shareholder(s) of Money Market Income Portfolio, a portfolio of William Penn Interest Income Fund (the `William Penn Portfolio'), hereby appoint(s) James E. Jordan, Sandra Houck, and Dennis Westley, or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the William Penn Portfolio which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 29, 1997, at Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, at 9:00 a.m. (local time) and at any adjournment thereof.


Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.


The Board of Trustees unanimously recommends a vote FOR the proposal below.


Please sign EXACTLY as your name(s)
appear(s) above.  When signing as
attorney, executor, administrator,
guardian, trustee, custodian, etc.,
please give your full title as
such.  If a corporation or
partnership, please sign the full
name by an authorized officer or
partner.  If stock is owned
jointly, all owners should sign.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

You may also cast your vote by telephone by calling Shareholder
Communications corporation toll free at (800) 733-8481 extension 459.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY.

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONEY MARKET INCOME PORTFOLIO

RECORD DATE SHARES:
                    -----------------

Vote on Proposal

TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN WILLIAM PENN INTEREST INCOME FUND: MONEY MARKET INCOME PORTFOLIO AND AUTOMATED CASH MANAGEMENT TRUST, A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST


                    FOR          AGAINST        ABSTAIN

Signature [PLEASE SIGN WITHIN BOX]

Signature (Joint Owners)

Date:  ______________________________